Prepaid Expense and Other Assets - Summary of Prepaid Expense and Other Assets (Details) ¥ in Thousands, $ in Thousands	Dec. 31, 2024 CNY (¥)	Dec. 31, 2024 USD ($)	Dec. 31, 2023 CNY (¥)	Dec. 31, 2022 CNY (¥)
Prepaid Expense and Other Assets
Prepayments and deposits	¥ 86,043		¥ 87,444
Fund receivable from external payment network providers	50,781		59,929
Advances to suppliers	30,897		40,982
Value-added tax recoverable	20,507		14,607
Option exercise proceeds receivable and withholding IIT	9,926		6,477
Others	39,141		35,386
Total	237,295		244,825
Less: impairment provision	(40,000)		(40,000)	¥ (39,372)
Less: allowance for doubtful accounts	(14,654)		(14,979)	¥ (12,635)
Prepaid expense and other assets, net	¥ 182,641	$ 25,020	¥ 189,846